UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2019

2050 MOTORS, INC.

(Exact name of Registrant as specified in its Charter)

California	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3420 Bunkerhill Drive, North Las Vegas, NV 89074

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

2050 Motors, Inc. is referred to herein as “we”, “us”, or “us”

Explanatory Note

On March 7, 2019 (in 2 separate Forms 8-K), we disclosed information under Item 4.01 (Changes in Registrant’s Certifying Accountant). Because each such Form 8-K did not provide adequate information in conformity with Item 4.01, we are providing the information required under Item 4.01 in this Form 8-K amendment.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On February 27, 2019, Farber, Hass, Hurley LLP (“Farber”) of Chatsworth, California resigned as our independent registered public accounting firm. The Dismissal was approved by our Board of Directors. The resignation was not due to any disagreements with Farber regarding any matter of accounting principles or practices, financial statement disclosures, audit scope, or audit procedure. Farber issued reports for our fiscal years ending December 31, 2017, 2016, 2015, 2014, 2013 and 2012. The Reports did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that all such reports contained statements indicating there is substantial doubt about our ability to continue as a going-concern. For the past two fiscal years and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants, Farber, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Farber, would have caused them to make reference thereto in their report on the financial statements. During the two most recent fiscal years and the interim period through the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. We have provided Farber with a copy of the disclosure made in response to this Item 4.01 and have requested that Farber provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Farber has provided the letter attached hereto as Exhibit 16.1.

New Independent Accountants

On March 7, 2019, our Board of Directors appointed Boyle CPA, LLC of Bayville, New Jersey (“Boyle”) as our independent registered public accounting firm, to audit our financial statements for the year ended December 31, 2018. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither we nor anyone on our behalf consulted Boyle regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of our financial statements, nor has Boyle provided to us with a written report or oral advice regarding such principles or audit opinion.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 16.1	Letter to SEC from Farber.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2050 MOTORS, INC.

Date: March 12, 2019	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer